UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 10, 2006

AEROCENTURY CORP.
_________________________________________
(Exact name of registrant as specified in its charter)
Delaware	94-3263974
(State or Other Jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1440 Chapin Avenue, Suite 310 Burlingame, CA 94010	94010
(Address of principal executive offices)	(Zip Code)

(650)-340-1888
Registrant's telephone number, including area code:

Not Applicable
Former Name or Former Address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

_________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

Item 4.01: Changes in Registrant's Certifying Accountant

(a) Previous independent registered public accounting firm.

(i)  On October 10, 2006, AeroCentury Corp. (the "Registrant") dismissed PricewaterhouseCoopers LLP (“PwC”) as its independent registered public accounting firm. The Registrant's Audit Committee participated in and approved the decision to change the Registrant's  independent registered public accounting firm.

(ii)  The reports of PwC on the Registrant's financial statements for the fiscal years ended December 31, 2005, and 2004, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

(iii)  During the Registrant's fiscal years ended December 31, 2005, and 2004~~,~~ and through October 10, 2006, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in their reports on the financial statements for such years.

(iv) During the Registrant's fiscal years ended December 31, 2005 and 2004 and through October 10, 2006, there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

(v) The Registrant has requested that PwC furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter from PwC, dated October 13, 2006, is filed as Exhibit 16 to this Form 8-K.

(b) New independent registered public accounting firm.

(i)  The Registrant engaged BDO Seidman, LLP ("BDO") as its new independent registered public accounting firm as of October 12, 2006. During the fiscal years ended December 31, 2005 and 2004 and through October 10, 2006, the Registrant did not consult with BDO regarding any of the matters described in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01: Financial Statements and Exhibits. <?xml:namespace prefix = o ns = "urn:schemas-microsoft-com:office:office" />

(d) Exhibits.

16	Letter, dated October 13, 2006, from PricewaterhouseCoopers LLP furnished to AeroCentury Corp. and addressed to the Securities and Exchange Commission regarding statements included in this Form 8-K.

SIGNATURES
            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROCENTURY CORP.

Date: October 16, 2006	By:	/s/ Toni M. Perazzo

Title Senior V.P. - Finance and CFO

EXHIBIT INDEX

Exhibit No.	Exhibit Title
16	Letter, dated October 13, 2006, from PricewaterhouseCoopers LLP furnished to AeroCentury Corp. and addressed to the Securities and Exchange Commission regarding statements included in this Form 8-K.